UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 1, 2010
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Rovi Corporation (“Rovi”) announced today that it has expanded its relationship with Comcast Corporation (“Comcast”) to include Rovi’s enhanced entertainment products as well as an expanded license under Rovi’s patents across mobile, online, and other Comcast distribution platforms.  The specific terms of the license agreements are confidential.  In addition, Rovi has exited its Guideworks LLC joint venture with Comcast and Comcast has become the sole owner of Guideworks LLC.  GuideWorks LLC was formed in 2004 as a collaborative effort by the two companies to further develop an interactive program guide solution, now distributed by Rovi under its i-Guide brand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)
Date: March 1, 2010	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel